Exhibit 99.2

FOR IMMEDIATE RELEASE

RCS Capital Corporation Announces Agreement to Acquire Investors Capital Holdings, Ltd.

Accretive Acquisition Will Continue Expansion of Broker-Dealer Business,
Add Over 450 Financial Advisors Throughout the United States

New York, New York, October 28, 2013 – RCS Capital Corporation (“RCAP”) (NYSE: RCAP) announced today that on October 27, 2013, RCAP and a newly formed wholly owned subsidiary of RCAP entered into an agreement and plan of merger with Investors Capital Holdings, Ltd. (“ICH”) (NYSE MKT: ICH) by which RCAP will acquire ICH for approximately $52.5 million, comprised of cash and RCAP common stock. Following the merger, ICH and its subsidiaries, through the leadership of Tim Murphy, CEO and President of ICH, and his management team, will continue to operate under current management and the “ICH” brand.

A four-time winner of Investment Advisor’s Broker-Dealer of the Year award, ICH is a financial services holding company that operates primarily through its wholly owned broker-dealer and registered investment adviser subsidiary, Investors Capital Corporation (“ICC”). ICC provides broker-dealer services to investors in support of trading and investment in securities, alternative investments and variable life insurance as well as investment advisory and asset management services.

With over 450 registered representatives in over 300 branch locations across the United States, following the acquisition by RCAP, ICH will constitute a new stand-alone line of business that is expected to complement RCAP’s existing revenue stream from its other current lines of business: a wholesale broker-dealer; investment banking and capital markets services; transaction management; and transfer agency businesses.  Upon the closing of the ICH acquisition, RCAP expects that it will have deployed the remaining proceeds from its June 2013 initial public offering.

Nicholas S. Schorsch, Chairman of RCAP, commented, “By welcoming ICH into RCAP’s expanding roster of financial services companies, we continue to diversify our platform, expand and complement our distribution channels, expand the RCAP management team’s expertise and grow revenue. This transaction is expected to enhance value for our equity investors by expanding our exposure to the retail broker-dealer and investment advisory space, thereby strengthening RCAP’s income stream with another strong business line.”

William M. Kahane, Chief Executive Officer of RCAP, commented, “With over $1 billion of assets under management and over 450 financial advisors, ICH is one of the premier independent broker-dealers in the United States.  We are excited to work with Tim Murphy and we jointly aim to transform the alternative investment financial advisory sector.”

Timothy B. Murphy, President and Chief Executive Officer of ICH, commented, “We are excited at the opportunities afforded to ICH by this partnership. The combined capabilities of ICH and RCAP position us strategically to pursue our vision of becoming not the biggest but the best independent broker-dealer in the industry.”

The transaction is subject to the approval of ICH’s stockholders, as well as certain regulatory approvals and filings and other customary closing conditions.  The transaction is expected to close in the first quarter of 2014.

About RCAP

RCAP is a publicly traded Delaware holding company listed on the New York Stock Exchange formed to operate and grow businesses focused on the retail direct investment industry.  RCAP holds a direct minority economic interest in Realty Capital Securities, LLC, a FINRA-registered wholesale broker-dealer and an investment banking and capital markets business, American National Stock Transfer, LLC, an SEC-registered transfer agent, and RCS Advisory Services, LLC, a transaction management services business. Additional information about RCAP can be found on its website at www.rcscapital.com. RCAP may disseminate information about itself, including the results of its operations and financial information, via social media platforms such as Facebook, LinkedIn and Twitter.

Important Notice

The statements in this press release include statements regarding the intent, belief or current expectations of RCAP and members of its management team, as well as the assumptions on which such statements are based, and generally are identified by the use of words such as “may,” “will,” “seeks,” “strives,” “anticipates,” “believes,” “estimates,” “expects,” “plans,” “intends,” “should” or similar expressions. Actual results may differ materially from those contemplated by such forward-looking statements, including those set forth in the Risk Factors section of RCAP’s prospectus. The following additional factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: the ability to obtain requisite approvals for the acquisition, including, among other things, regulatory approval of certain changes in control of the ICH’s FINRA-regulated broker-dealer businesses and ICH stockholder approval; market volatility; unexpected costs or unexpected liabilities that may arise from the acquisition, whether or not consummated; the inability to retain key personnel; the deterioration of market conditions; and future regulatory or legislative actions that could adversely affect the parties to the transaction.  Additional factors that may affect future results are contained in RCAP’s filings with the SEC, which are available at the SEC’s website at www.sec.gov. Further, forward-looking statements speak only as of the date they are made, and RCAP undertakes no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time, unless required by law.

Important Additional Information Filed With the SEC

The Company plans to file with the SEC a Registration Statement on Form S-4 in connection with the proposed transaction and ICH plans to mail to its stockholders a proxy statement/prospectus in connection with the proposed transaction, which will be included in the Company’s Registration Statement on Form S-4 (the “Proxy Statement/Prospectus”).  THE REGISTRATION STATEMENT AND THE PROXY STATEMENT/PROSPECTUS WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, ICH, THE PROPOSED TRANSACTION AND RELATED MATTERS. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT AND THE PROXY STATEMENT/PROSPECTUS CAREFULLY WHEN THEY BECOME AVAILABLE. Investors and security holders will be able to obtain free copies of the Registration Statement and the Proxy Statement/Prospectus and other documents relating to the proposed transaction filed with the SEC by the Company and ICH through the web site maintained by the SEC at www.sec.gov. In addition, investors and security holders will be able to obtain free copies of the Registration Statement and the Proxy Statement/Prospectus and such other documents by phone, e-mail or written request by contacting the investor relations department of the Company or ICH as follows:

The Company:

Brian S. Block, CFO
RCS Capital Corporation
bblock@arlcap.com
Phone: (866) 904-2988

ICH:

John Cataldo, CCO and Counsel
Investors Capital Corporation
jcataldo@investorscapital.com
Phone: (781) 477-4822

Participants in the Solicitation

RCAP and ICH, and their respective directors and executive officers, may be deemed to be participants in the solicitation of proxies in respect of the proposed transactions contemplated by the merger agreement. Information regarding RCAP’s directors and executive officers is contained in RCAP’s prospectus filed with the SEC pursuant to Rule 424(b)(4) under the Securities Act of 1933, as amended, on June 6, 2013. Information regarding ICH’s directors and executive officers is contained in ICH’s Form 10-K for the year ended March 31, 2013 and its definitive proxy statement dated July 11, 2013, which are filed with the SEC. A more complete description will be available in the Registration Statement and the Proxy Statement/Prospectus to be filed with the SEC.

Investor Inquiries:
Anthony J. DeFazio	Brian S. Block, CFO
DDCworks	RCS Capital Corporation
tdefazio@ddcworks.com	bblock@arlcap.com
Ph: 484-342-3600	Ph: 866-904-2988